GAM FUNDS, INC.
                  Prospectus Supplement Dated October 8, 1996
                       To Prospectus Dated April 30, 1996

DISTRIBUTION PLAN FOR CLASS A SHARES

The Funds have adopted a Plan of Distribution pursuant to Rule 12b-1 for the Class A shares effective herewith. Accordingly, the disclosure on page 32 of the Prospectus is hereby amended to read in its entirety as follows:

"The Funds have adopted a Distribution Plan for Class A and Class D shares, respectively, pursuant to Rule 12b-1 under the Act providing for payments by each Fund to GAM Services at the annual rate of up to 0.30% in the case of Class A shares and 0.50% in the case of Class D shares of each Fund's average net assets attributable to the respective Class.

Payments under the Plans are intended to compensate GAM Services for distribution and shareholder services (limited to .25% annually), and to cover expenses incurred by it as principal underwriter of the Funds' shares. GAM Services expects to reallow most of its fee to investment dealers, banks, and financial service firms that provide distribution and shareholder services to potential investors and shareholders in the Funds. GAM Services may voluntarily waive from time to time all or any portion of its fee and is free to make additional payments out of its own assets to promote the sale of Fund shares. The Funds and the Distributor will provide to the Directors quarterly a written report of amounts expended pursuant to the Distribution Plans and the purposes for which such expenditures were made.

In addition to the fees paid pursuant to the Plans of Distribution, the Funds pay administrative, transfer agency and custody fees, and may pay administrative service fees to organizations who are eligible to purchase shares on behalf of their clients at net asset value ("Shareholder Servicing Agents") to compensate such agents for provision of administrative and transfer agency services provided on behalf of a Fund and/or one or more its servicing agents. See "Shareholder Servicing Agents."

GAM MONEY MARKET FUND

The disclosure in the first paragraph under the heading "EXCHANGES" on page 35 of the Prospectus is supplemented as follows, effective November 1, 1996, in connection with the Company offering an investment option in a money market fund:

"You may exchange shares of any Fund without charge for shares of The Reserve Funds--Primary Fund, an open end management investment company commonly known as a money market fund (the "GAM Money Market Fund"), which is not a Portfolio of the Company but is available by purchase or exchange through the Fund's
Distributor. Investors purchasing the GAM Money Market Fund directly will be required to pay the appropriate sales charge upon exchange from the GAM Money Market Fund into Class A or Class D shares of a Fund."

SALES CHARGE SCHEDULE

Effective herewith, the sales load schedule for Class A shares set forth on page 30 of the Prospectus has been modified as follows for purchases of $1,000,000 or more:

AMOUNT OF          SALES LOAD AS %       SALES LOAD AS %           BROKER
PURCHASE           OF OFFERING PRICE     OF NET AMOUNT INVESTED*   REALLOWANCE:
$1,000,000             None                 None                     N/A
 or more*

*The Underwriter intends to pay investment dealers or financial service firms a commission from its own resources of up to 1% of the amount invested for amounts from $1m to $3, 0.70% on amounts of $3m to $5m, 0.50% on amounts of $5m to $50m, and 0.25% on amounts of $50m and above. Those purchases for which the Underwriter pays such a commission are subject to a 1% contingent deferred sales charge for redemptions occurring within one year of purchase, declining to 0.50% for redemptions occurring in the second year, and declining thereafter to zero.